Exhibit 99.2

SONOCO TO ACQUIRE EVIOSYS June 24, 2024 Creating the world’s leading metal food can and aerosol packaging platform

FORWARD - LOOKING STATEMENTS 2 Forward - Looking Statements Statements included herein that are not historical in nature, are intended to be, and are hereby identified as “forward - looking statements” for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended. In addition, the Company and its representatives may from time to tim e m ake other oral or written statements that are also “forward - looking statements”. Words such as “assume”, “believe”, “committed”, “continue”, “could”, “estimate”, “expect”, “focused”, “f utu re”, “guidance”, “likely”, “may”, “ongoing”, “outlook”, “potential”, “seek”, “strategy”, “will”, or the negative thereof, and similar expressions identify forward - looking statements. Forward - looking statements in this communication include statements regarding, but not limited to: the proposed Acquisition and the timing thereof, including works council consultations, regulatory approvals and the satisfaction of other closing conditions; the expected debt profile and cash flows of the combin ed company; the pro forma adjusted EBITDA and net leverage of the combined company; the expected cost synergies to be achieved from the proposed Acquisition; statements regarding the Company ’s expected future financial condition and results of operations, including revenue Adjusted EPS and Adjusted EBITDA. Such forward - looking statements are based on current expectations, estimates and projections about our industry, management’s be liefs and certain assumptions made by management. Such information includes, without limitation, discussions as to guidance and other estimates, perceived opportunities, expec tat ions, beliefs, plans, strategies, goals and objectives concerning our future financial and operating performance. These statements are not guarantees of future performance and are sub ject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially from those expressed or forecasted in such forward - looking statements. Risks and uncertainties include, among other things: risks related to the proposed Acquisition, including that the proposed Acquisition will not be consummated; the ability to receive regulatory appr ova ls for the proposed Acquisition in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the proposed Acquisition; conditions in the credit mar kets and the ability to obtain financing for the proposed Acquisition on a favorable basis if at all; the ability to retain key employees and successfully integrate Eviosys ; our ability to realize estimated cost savings, synergies or other anticipated benefits of the proposed Acquisition, or that such benefits may take longer to realize than expected; diversion of management’s attention; th e p otential impact of the announcement or consummation of the proposed Acquisition on relationships with clients and other third parties; the operation of new manufacturing capabilities; the Company’s ability to achieve anticipated cost and energy savings; the availability, transportation and pricing of raw materials, energy and transportation, including the impact of po ten tial changes in tariffs or sanctions and escalating trade wars, and the impact of war, general regional instability and other geopolitical tensions (such as the ongoing conflict between Russia and Ukraine as well as the economic sanctions related thereto, and the ongoing conflict in Israel and Gaza), and the Company’s ability to pass raw material, energy and transportation price inc rea ses and surcharges through to customers or otherwise manage these commodity pricing risks; the costs of labor; the effects of inflation, fluctuations in consumer demand, volume softness , a nd other macroeconomic factors on the Company and the industries in which it operates and that it serves; the Company’s ability to meet its environmental and sustainability goals, in cluding with respect to greenhouse gas emissions; and to meet other social and governance goals, including challenges in implementation thereof; and the other risks, uncertainties and ass ump tions discussed in the Company’s filings with the Securities and Exchange Commission, including its most recent reports on Forms 10 - K and 10 - Q, particularly under the heading “Risk Factors” . The Company undertakes no obligation to publicly update or revise forward - looking statements, whether as a result of new information, future events or otherwise. In light of the se risks, uncertainties and assumptions, the forward - looking events discussed herein might not occur.

NON-GAAP FINANCIAL MEASURES

Use of Non-GAAP information

We refer to certain non-GAAP financial measures in this press release, including:

- Adjusted earnings per common share ("Adjusted EPS"), defined as GAAP earnings per share adjusted to exclude amounts, including the associated tax effects, relating to: restructuring/asset impairment charges; acquisition, integration and divestiture-related costs; gains or losses from the divestiture of businesses and other assets; losses from the early extinguishment of debt; non-operating pension costs; amortization expense on acquisition intangibles; changes in last-in, first-out ("LIFO") inventory reserves; certain income tax events and adjustments; derivative gains/losses; other non-operating income and losses; and certain other items, if any.
- Adjusted EBITDA, defined as net income excluding the following: interest expense; interest income; provision for income taxes; depreciation, depletion and amortization expense; non-operating pension costs; net income/loss attributable to noncontrolling interests; restructuring/asset impairment charges; changes in LIFO inventory reserves; gains/losses from the divestiture of businesses and other assets; acquisition, integration and divestiture-related costs; other income; derivative gains/losses; and other non-GAAP adjustments, if any, that may arise from time to time.
- Adjusted EBITDA Margin, defined as Adjusted EBITDA divided by net sales.
- Earnings before interest, taxes, depreciation, and amortization, or EBITDA of Eviosys.
- Net leverage, which is defined as total debt less cash divided by Adjusted EBITDA.

A quantitative reconciliation of the expected EBITDA, Adjusted EBITDA and expected Adjusted EPS to the most directly comparable GAAP measures cannot be provided without unreasonable efforts because certain items may have not yet occurred or are out of the Company's or Eviosys's control and/or cannot be reasonably predicted. In addition, quantitative reconciliations of our full year 2024 Adjusted EBITDA and Adjusted EPS guidance cannot be provided due to the likely occurrence of one or more of the following, the timing and magnitude of which we are unable to reliably forecast without unreasonable efforts: restructuring costs and restructuring-related impairment charges, acquisition/divestiture-related costs, gains or losses on the sale of businesses or other assets, and the income tax effects of these items and/or other income tax-related events.

These non-GAAP financial measures are not calculated in accordance with, nor are they an alternative for, measures conforming to GAAP, and they may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles.
The Company presents these non-GAAP financial measures to provide investors with information to evaluate Sonoco's operating results in a manner similar to how management evaluates business performance. The Company consistently applies its non-GAAP financial measures presented herein and uses them for internal planning and forecasting purposes, to evaluate its ongoing operations, and to evaluate the ultimate performance of management and each business unit against plans/forecasts. In addition, these same non-GAAP financial measures are used in determining incentive compensation for the entire management team and in providing earnings guidance to the investing community.

Material limitations associated with the use of such measures include that they do not reflect all period costs included in operating expenses and may not be comparable with similarly named financial measures of other companies. Furthermore, the calculations of these non-GAAP financial measures are based on subjective determinations of management regarding the nature and classification of events and circumstances that the investor may find material and view differently.

To compensate for any limitations in such non-GAAP financial measures, we believe that it is useful in evaluating results to review both GAAP information, which includes all of the items impacting financial results, and the related non-GAAP financial measures that exclude certain elements, as described above. Further, Sonoco management does not, nor does it suggest that investors should, consider any non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

This presentation is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company. Any such offer will only be made pursuant to a prospectus filed with the SEC.

3 SONOCO

TODAY’S ATTENDEES 4 Lisa Weeks VP of IR & Communications Howard Coker President & CEO Rob Dillard Chief Financial Officer

ACQUISITION ESTABLISHES SONOCO AS THE GLOBAL LEADER IN METAL FOOD CAN AND AEROSOL PACKAGING 5 Combination of complementary businesses creates global scale and capabilities to better serve the market with innovation and customer service Transaction value of approximately $3.9 billion represents a multiple of 7.3x 2024 expected Adjusted EBITDA including synergies Acquisition expected to be immediately accretive to Adjusted EPS and meaningfully accretive to 2025 expected Adjusted EPS Rodger Fuller, Chief Operating Officer, to lead integration; expect to achieve over $100 million of synergies within 24 months Advances portfolio transformation strategy with expected concurrent execution of ~$1 billion divestiture plan, with net proceeds for deleveraging Sonoco remains committed to investment grade credit rating

SONOCO'S STRATEGIC TRANSFORMATION JOURNEY

Defined Our Core Strengths

Core Attributes of a Sonoco Business

- Advanced Material Science
- High Product Functionality
- Continuous Process Mfg.
- Large / Global Customers
- Market Dynamics

Fewer, Bigger Businesses

Consumer | Industrial



TFP
RIGID PAPER CONTAINERS
TFP
METAL PACKAGING
INDUSTRIAL PACKAGING
~$6.2B
2023 Sales*

* Excludes All Other Sales for 2023; assumes movement of Thermoforming to Consumer

TFP = Thermoformed & Flexible Packaging

Portfolio Realignment

\+

CAN PACKAGING
GRAFFO
inapel
Ball Metalpack
RTS Packaging, LLC
SKJERN PAPER

\−

SONOCO PROTECTIVE SOLUTIONS
Timber Assets
BulkSak®
EU & US Displays
S3

Focused Our Operational Model

Value Creation Model



Structural Transformation
Strategic Capital Investment
Sustainability Excellence
Supply Chain Excellence
Operational Excellence
Commercial Excellence

6

Four Core Businesses SONOCO Investment Thesis METAL PACKAGING Optional inorganic growth; stable, defensive business RIGID PAPER CONTAINERS Organic growth engine THERMOFORMED & FLEXIBLE PACKAGING (TFP) High potential organic growth coupled with inorganic growth INDUSTRIAL PACKAGING Steady cash flow FOCUS ON SONOCO CORE PLATFORMS 7 Why expand in metal packaging? Large Market Essential products serving a $25 billion market globally* Financially Attractive Strong returns on capital; stable, high cash flow High Functionality Stringent quality and complex manufacturing Aligned with Sonoco’s Strengths Customers demand innovative solutions, long - term partnerships and unwavering supply reliability * Management Estimates

EVIOSYS : EUROPEAN LEADER IN METAL CANS & ENDS 8 #1 in food cans in Europe ~$2.5B 2024E Revenue ~$430M 2024E Adj. EBITDA 44 Manufacturing facilities across 17 countries (Europe & Africa) ~17% 2024E Adj. EBITDA Margin ~6,300 Employees SELECTED PRODUCT OFFERINGS 2PC / 3 PC Aluminum & Steel Cans Twist Closures Ends Promotional Packaging 2PC / 3 PC Aluminum & Steel Other Containers Aerosols REVENUE BREAKDOWN Western Europe 75% Asia & ME 1% C&E Europe & Baltics 13% Africa 9% Americas 3% Geography Product Type Cans & Ends 85% Other 1% Closures 8% Aerosols 3% Promotional 3% * * Based on 2023

COMPELLING STRATEGIC RATIONALE 9 Adds Leading Scale to Our Core Metal Can Platform • Pro forma, Sonoco will be the leading metal food and aerosol can manufacturer globally • Significantly expands customer relationships and allows Sonoco to more effectively serve customers across multitude of product offerings and geographies Eviosys has Well - Invested Assets and Leading Capabilities • Well invested and strategically located hub - and - spoke operating footprint • Over $250 million of capex invested over the last 3 years • Cutting - edge R&D facility, 7 product - design centers , and award - winning sustainable innovations Advances Our Portfolio Transformation Strategy • Reallocates capital to strategic core business • Accelerates shift toward stable, consumer - oriented end - markets Attractive Financial Profile • Expected to be over 25% accretive to Adjusted EPS in 2025* • Expected to increase cash flow (EBITDA minus Capital Expenditures) by over 40% in 2025 • Expect to achieve annual synergies of over $100 million • Strong cash on cash returns; transaction ROIC > WACC in year 1 Advances Our Sustainability Goals • #1 most recycled food packaging substrate • Advances breadth of sustainable offerings across regions and end - markets • Eviosys is Ecovadis Platinum rated * Based on FactSet estimates at 4:00 pm ET on 6/21/24

Significantly improved scale, with EBITDA approaching ~$1.6 billion Improved profitability and cash flow More geographically diverse Increased focus on consumer - oriented end - markets FY2024E 1 FY2024E FY2024E 2 Revenue ($Bn) 6.7 2.5 9.2 Adjusted EBITDA ($B) 1.1 0.4 1.6 Adjusted EBITDA Margin (%) 16% 17% 17% Adjusted EBITDA - Capex ($B) 0.7 0.4 1.2 Geography Product Portfolio by End Market PROVIDING ENHANCED SCALE TO DRIVE GROWTH AND PROFITABILITY Notes: 1. Based on FactSet estimates at 4:00 pm ET on 6/21/24. 2. Pro Forma Sonoco + Eviosys ; includes estimated run - rate synergies of $100MM. 10 Key Highlights 78% 14% 8% 88% 3% 9% 57% 35% 8% 39% 61% 100% 27% 73% N. America / Americas Europe Other Consumer Industrial Consumer Industrial Consumer

STRONG IDENTIFIED SYNERGIES 11 Synergy Impact $100M+ Expected annual EBITDA synergies within two years Enhanced purchasing power; opportunity to optimize raw material, supply chain, and transportation costs Most procurement synergies expected to be realized in year one PROCUREMENT and SUPPLY CHAIN Focus global footprint on hub - and - spoke model with centers of excellence lowering costs FACILITY OPTIMIZATION Utilize the bes t of both teams Advance global shared services model SG&A ADDITIONAL OPPORTUNITIES FROM COMMERCIAL, INNOVATION, AND MANUFACTURING IMPROVEMENT PROGRAMS

TRANSACTION EXPECTED TO CREATE SIGNIFICANT VALUE FOR STAKEHOLDERS 12 Purchase Price • Sonoco to acquire Eviosys for € 3,615 billion , or ~$ 3.9 billion, on a cash - free, debt - free basis • Eviosys estimated 2024 adjusted EBITDA of $430 million • Anticipate over $100 million in synergies by year two • Acquisition multiple of 7.3x 2024E Adjusted EBITDA, inclusive of synergies Financing • Committed debt financing in place, $4 billion bridge facility • Expect debt financing to include approximately $2.7 billion of new unsecured bonds • Initial financing expected to also include a $700 million term loan • Expect to repay the term loan through proceeds from divestitures within three months of close • Expect to issue approximately $500 million of common equity as a component of the financing • KPS to participate in common equity offering in certain circumstances • Estimated pro forma net leverage after closing is 3.6x after initial divestitures • Expect to achieve 3.0x net leverage in 24 months • Expect to confirm investment grade credit ratings Timing and Closing Conditions • Closing expected by the end of 2024 • Subject to completion of works council consultations, customary regulatory reviews and approvals and other customary closing conditions Transaction Details

LOOKING FORWARD TO OUR NEXT CHAPTER 13 Combined company enhances our ability to serve customers Strong leadership and bench strength on both sides Rodger Fuller, Sonoco COO, to lead integration Strong shareholder value proposition Looking forward to the next chapter of Sonoco